EXHIBIT 31.2
CERTIFICATION PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Kevin Royal, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Bridgepoint Education, Inc.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: June 6, 2017

/s/ KEVIN ROYAL
Kevin Royal Chief Financial Officer